CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statements Of Operations
Revenue
Operating expense
Research and development	574,091	309,503
General and administrative	2,121,732	1,588,719
Total operating expenses	2,695,823	1,898,222
Loss from operations	(2,695,823)	(1,898,222)
Other income (expense)
Interest income	3,136	1,034
Interest expense	(77,284)	(15,220)
Accretion of debt discount	(919,367)	(165,481)
Total other income (expense)	(993,515)	(179,667)
Net loss	$ (3,689,338)	$ (2,077,889)
Basic and Diluted Loss per Common Share	$ (0.05)	$ (0.03)
Weighted average number of common shares outstanding - basic and diluted	74,386,340	69,772,485